Exhibit 10.1

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT #1
TO THE
MANUFACTURING SERVICES AGREEMENT
This Amendment #1 (the “Amendment #1”) to the Manufacturing Services Agreement dated February 28, 2013 with an effective date of November 1, 2013 (the “Agreement”) is entered into by and between Patheon UK Limited, a corporation existing under the laws of England and Wales, with offices at Kingfisher Drive, Covingham, Swindon, Wiltshire, SN3 5BZ, England (“Patheon”) and Zogenix, Inc., a corporation existing under the laws of Delaware, with offices at 12400 High Bluff Drive, Suite 650, San Diego, California, 92130, USA (“Zogenix”).
Each of Patheon and Zogenix is a “Party”, together they are the “Parties”. This Amendment #1 is effective as of the last date written below (the “Amendment #1 Effective Date”).
WHEREAS, the Parties desire to extend the current term of the Agreement upon the same terms and conditions therein provided, unless otherwise agreed in this Amendment #1.
NOW, THEREFORE, in consideration of the premises contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
Article 1

The Parties hereby agree to extend the Term of the Agreement until 30th April 2016 upon the terms and conditions provided below.

Accordingly, the Parties agree that Section 7.1 of the Agreement shall be amended as follows:

“This Agreement shall become effective as of the Effective Date and shall continue until 30th April 2016 (the “Term”), unless terminated earlier by one of the Parties as provided herein. The Parties may mutually agree in writing to renew the Agreement for additional terms prior to the expiration of the Term or the then current term. For the avoidance of doubt, neither Party may terminate this Agreement prior to the end of the Term unless in any circumstance set out in Section 7.2 and/or in Section 12.6 of this Agreement. Further, the Parties acknowledge that Patheon, unless otherwise specifically agreed in Section 7.3 below or as mutually agreed in writing, will have no obligation to provide any Manufacturing and Support Services or undertake any production beyond 30th April 2016.”
Article 2

The Parties agree that Section 7.3(g) of the Agreement shall be amended as follows:
“(g)    In addition, but only in the event of termination of the Agreement for cause by Patheon during the Term, then Zogenix shall immediately pay to Patheon an amount equivalent to [***]. However, no such Break Fee shall be paid in the event that termination by either Party is due to an event of Force Majeure; and”

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Article 3

The Parties agree that Section 7.3(h)(ii) of the Agreement shall be amended as follows:
“(ii) Stability test products pursuant to section 2.1(d) up until [***] even if manufacturing ceases prior to that time; and”
Article 4
The Parties agree that Section 5.2(a) of the Agreement shall be amended as follows:
“Following the Execution Date, a written non-binding forecast for the [***] shall be included with, and extend, the forecasts of the First MSA and continue through [***], broken down by month for the [***], of the volume for each Product that Zogenix then anticipates will be required to be produced and delivered to Zogenix during [***]. Such non-binding forecast will be updated by Zogenix [***] on a rolling basis.”
Article 5

This Amendment #1 constitutes a supplement to the Agreement, forms an integral and substantial part thereof and, unless otherwise expressly provided herein, shall be subject to the same terms and conditions of the Agreement. The provisions of the Agreement, as amended by this Amendment #1, remain in full force and effect, and any references to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment #1. Capitalized terms shall have the meaning set forth in the Agreement, unless otherwise defined herein.
IN WITNESS WHEREOF, the duly authorised representatives of each Party have executed this Amendment #1 as of the Amendment #1 Effective Date.

Zogenix, Inc.	Patheon UK Ltd.
Signature: /s/ Roger Hawley	Signature: /s/ Michael Lytton
Name: Roger Hawley	Name: Michael Lytton
Title: Chief Executive Officer	Title: EVP & GC
Date: August 13, 2013	Date: August 26, 2013

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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